UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Definitive Proxy Statement
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Cimarex Energy Co.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CIMAREX ENERGY CO. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 12, 2016 Hyatt Regency Tulsa, 100 East Second Street, Tulsa, Oklahoma 74103 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement, form of proxy, and Annual Report on Form 10-K are available at www.allianceproxy.com/cimarex/2016 If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 4, 2016 to facilitate timely delivery. Unless requested, you will not receive a paper or e-mail copy. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online, and instructions for requesting paper or e-mail copies of your proxy materials are provided reverse side of this Notice. on the SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON. The Securities and Exchange Commission rules permit us to make our proxy materials available to our shareholders via the Internet. Material for this annual meeting and future meetings may be requested by one of the following methods: To view your proxy materials online, go to http://www.allianceproxy.com/cimarex/2016 Have the 11 digit control number available when you access the website and follow the instructions. 877-777-2857 TOLL FREE requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. You must use the 11 digit control number located in the box below. CONTROL NO. E-MAIL TELEPHONE INTERNET To the Shareholders of CIMAREX ENERGY CO. Notice is hereby given that the Annual Meeting of Shareholders of Cimarex Energy Co. will be held on May 12, 2016 at 9:00 a.m. Central Daylight Time at the Hyatt Regency Tulsa, 100 East Second Street, Tulsa, Oklahoma 74103 for the following purposes: 1. Election of one Class I director: (01) Lisa A. Stewart Election of three Class II directors: (02) Hans Helmerich, (03) Harold R. Logan, Jr., (04) Monroe W. Robertson 2. Advisory vote to approve executive compensation 3. Ratify the appointment of KPMG LLP as our independent auditors for 2016 The Board of Directors recommends a vote “FOR” all the nominees listed under Item 1 and “FOR” Items 2 and 3.

CIMAREX ENERGY CO. Hyatt Regency Tulsa, 100 East Second Street, Tulsa, Oklahoma 74103 The following proxy materials are available to you for review at: http://www.allianceproxy.com/cimarex/2016 Proxy Statement 2015 Annual Report to Shareholders Directions on attending the Annual Meeting and voting in person may be found in the Proxy Statement. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your control number to vote by Internet or request a paper copy of the proxy materials. You May Vote Your Proxy When You View The Material On The Internet You Will Be Asked To Follow The Prompts To Vote Your Shares Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-877-777-2857 or By logging onto http://www.allianceproxy.com/cimarex/2016 or By email at: requests@viewproxy.com Please include the company name and your control number in the subject line.